UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                  Date of Report:  July 1, 2003
        (Date of Earliest Event Reported:  June 27, 2003)

                 GULFTERRA ENERGY PARTNERS, L.P.
     (Exact name of Registrant as specified in its charter)

     Delaware             1-11680           76-00396023
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
  incorporation)

                        4 Greenway Plaza
                      Houston, Texas 77046
       (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (832) 676-4853


Item 5.  Other Events
         ------------

On June 27, 2003 GulfTerra Energy Partners, L.P. announced the pricing of its $250 million Senior Unsecured Notes. A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

       c)   Exhibits.

          Exhibit Number     Description
          -------------      ------------
               99.1          Press Release dated June 27, 2003


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              GULFTERRA ENERGY PARTNERS, L.P.

                              By:  GulfTerra Energy Company, L.L.C.
                                   Its General Partner


                                   By:  /s/ Kathy A. Welch
                                       ------------------------
                                            Kathy A. Welch
                                  Vice President and Controller
                                  (Principal Accounting Officer)


Date:  July 1, 2003


                          EXHIBIT INDEX


Exhibit Number        Description
--------------        -----------

     99.1             Press Release dated June 27, 2003.